UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC  20549

                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934


Date of Report  (Date of the earliest event reported)  June 7, 2005


                  Lifetime Hoan Corporation
   (Exact name of registrant as specified in its charter)

                          Delaware
       (State or other jurisdiction of incorporation)




  1-19254                           11-2682486
(Commission File Number)          (IRS Employer Identification No.)


One Merrick Avenue, Westbury, New York                 11590
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:(516)683-6000


               N/A
(Former name or former address, if changed since last report)


Item 5.02.  Election of Director

On June 7, 2005, at the Annual Meeting of Shareholders,
Michael Jeary was elected a Board of Director.


Item 5.02.  Appointment of Principal Officer

On June 7, 2005, at the Annual Meeting of Shareholders,
Ronald Shiftan, Vice Chairman of the Company, was appointed to the additional position of Chief Operating Officer.


Item 5.03.  Amendment to Articles of Incorporation

On June 7, 2005, at the Annual Meeting of Shareholders, shareholders approved to amend the Restated Certificate of Incorporation of the Company (i) to change the name of the Company to "Lifetime Brands, Inc.", (ii) to delete no longer needed provisions regarding the reclassification of former shares of common stock, which reclassification took place on April 23, 1991 and (iii) to permit the Board of Directors to amend the By-Laws of the Company.






                          Signature

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                    Lifetime Hoan Corporation

                    By:       /s/ Robert McNally
                         Robert McNally
                         Vice President of Finance and
                         Chief Financial Officer


Date:  June 9, 2005